Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$13,408	$12,575	$833	6.6%
International Package	3,762	3,829	(67)	(1.7)%
Supply Chain & Freight	3,398	3,444	(46)	(1.3)%
Total revenue	20,568	19,848	720	3.6%

Operating expenses:
Compensation and benefits	10,702	10,151	551	5.4%
Other	7,733	7,693	40	0.5%
Total operating expenses	18,435	17,844	591	3.3%

Operating profit:
U.S. Domestic Package	1,074	999	75	7.5%
International Package	799	781	18	2.3%
Supply Chain & Freight	260	224	36	16.1%
Total operating profit	2,133	2,004	129	6.4%

Other income (expense):
Other pension income (expense)	(2,196)	(1,343)	(853)	63.5%
Investment income and other	31	30	1	3.3%
Interest expense	(166)	(148)	(18)	12.2%
Total other income (expense)	(2,331)	(1,461)	(870)	59.5%

Income (loss) before income taxes	(198)	543	(741)	(136.5)%

Income tax expense (benefit)	(92)	90	(182)	N/A

Net income (loss)	$(106)	$453	$(559)	(123.4)%

Net income (loss) as a percentage of revenue	(0.5)%	2.3%

Per share amounts:
Basic earnings (loss) per share	$(0.12)	$0.52	$(0.64)	(123.1)%
Diluted earnings (loss) per share	$(0.12)	$0.52	$(0.64)	(123.1)%

Weighted-average shares outstanding:
Basic	863	865	(2)	(0.2)%
Diluted	863	869	(6)	(0.7)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$1,207	$999	$208	20.8%
International Package (1)	809	781	28	3.6%
Supply Chain & Freight (1)	262	224	38	17.0%
Total operating profit (1)	2,278	2,004	274	13.7%

Total other income (expense) (2)	$56	$166	$(110)	(66.3)%
Income before income taxes (1) (2)	$2,334	$2,170	$164	7.6%
Net income (3)	$1,840	$1,690	$150	8.9%

Basic earnings per share (3)	$2.13	$1.95	$0.18	9.2%
Diluted earnings per share (3)	$2.11	$1.94	$0.17	8.8%
(1) 2019 operating profit and consolidated income (loss) before income taxes exclude the impact of $48 million of transformation strategy costs that reflect other employee benefits costs of $17 million and other costs of $31 million. These costs are allocated between the U.S. Domestic Package segment ($36 million), International Package segment ($10 million) and Supply Chain & Freight segment ($2 million).

2019 operating profit and consolidated income (loss) before income taxes exclude the impact of an increase in reserves for legal contingencies and legal expenses of $97 million. This cost is allocated to the U.S. Domestic Package segment.

(2) Fourth quarter 2019 total other income (expense) and consolidated income (loss) before income taxes exclude the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $2.387 billion.

Fourth quarter 2018 total other income (expense) and consolidated income before income taxes exclude the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $1.627 billion.

(3) 2019 net income (loss) and earnings (loss) per share amounts exclude the after-tax impact of the adjustments described in (1) and (2), which decreased net income by $1.946 billion. Fourth quarter 2019 diluted earnings per share is based on weighted-average shares outstanding of 870 million, which includes the effect of 7 million dilutive shares and shares equivalent.

2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (2), which decreased net income by $1.237 billion.
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,319	$2,108	$211	10.0%
Deferred	1,686	1,537	149	9.7%
Ground	9,403	8,930	473	5.3%
Total U.S. Domestic Package	13,408	12,575	833	6.6%
International Package:
Domestic	767	780	(13)	(1.7)%
Export	2,865	2,900	(35)	(1.2)%
Cargo and Other	130	149	(19)	(12.8)%
Total International Package	3,762	3,829	(67)	(1.7)%
Supply Chain & Freight:
Forwarding	1,483	1,644	(161)	(9.8)%
Logistics	924	878	46	5.2%
Freight	779	721	58	8.0%
Other	212	201	11	5.5%
Total Supply Chain & Freight	3,398	3,444	(46)	(1.3)%
Consolidated	$20,568	$19,848	$720	3.6%

Consolidated volume (in millions)	1,651	1,535	116	7.6%

Operating weekdays	62	62	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,252	1,789	463	25.9%
Deferred	2,268	1,962	306	15.6%
Ground	18,589	17,482	1,107	6.3%
Total U.S. Domestic Package	23,109	21,233	1,876	8.8%
International Package:
Domestic	1,905	1,912	(7)	(0.4)%
Export	1,618	1,623	(5)	(0.3)%
Total International Package	3,523	3,535	(12)	(0.3)%
Consolidated	26,632	24,768	1,864	7.5%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.61	$19.01	$(2.40)	(12.6)%
Deferred	11.99	12.64	(0.65)	(5.1)%
Ground	8.16	8.24	(0.08)	(1.0)%
Total U.S. Domestic Package	9.36	9.55	(0.19)	(2.0)%
International Package:
Domestic	6.49	6.58	(0.09)	(1.4)%
Export	28.56	28.82	(0.26)	(0.9)%
Total International Package	16.63	16.79	(0.16)	(1.0)%
Consolidated	$10.32	$10.59	$(0.27)	(2.5)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Three Months Ended				Currency
	December 31			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.49	$6.58	(1.4)%	$0.05	$6.54	(0.6)%
Export	28.56	28.82	(0.9)%	0.04	28.60	(0.8)%
Total International Package	$16.63	$16.79	(1.0)%	$0.04	$16.67	(0.7)%

Consolidated	$10.32	$10.59	(2.5)%	$0.01	$10.33	(2.5)%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Three Months Ended				Currency
	December 31			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$13,408	$12,575	6.6%	$—	$13,408	6.6%
International Package	3,762	3,829	(1.7)%	10	3,772	(1.5)%
Supply Chain & Freight	3,398	3,444	(1.3)%	5	3,403	(1.2)%
Total revenue	$20,568	$19,848	3.6%	$15	$20,583	3.7%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Three Months Ended				Currency
	Decembe 31				Neutral
	2019*	2018	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,207	$999	20.8%	$—	$1,207	20.8%
International Package	809	781	3.6%	(24)	785	0.5%
Supply Chain & Freight	262	224	17.0%	(1)	261	16.5%
Total operating profit	$2,278	$2,004	13.7%	$(25)	$2,253	12.4%
* Amounts adjusted for Transformation strategy costs, legal contingencies and legal expenses
** Amounts adjusted for Transformation strategy costs, legal contingencies, legal expenses and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data -Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2019	2018	Change	% Change
LTL revenue (in millions)	$639	$584	$55	9.4%
LTL revenue per LTL hundredweight	$27.01	$26.36	$0.65	2.5%

LTL shipments (in thousands)	2,217	2,010	207	10.3%
LTL shipments per day (in thousands)	35.8	32.4	3.4	10.3%

LTL gross weight hauled (in millions of pounds)	2,366	2,214	152	6.9%
LTL weight per shipment (in pounds)	1,067	1,102	(35)	(3.2)%

Operating weekdays	62	62	—	—%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$446	$438	$8	1.8%
Depreciation and amortization	630	545	85	15.6%
Purchased transportation	3,640	3,839	(199)	(5.2)%
Fuel	838	958	(120)	(12.5)%
Other occupancy	353	359	(6)	(1.7)%
Other expenses	1,826	1,554	272	17.5%
Total other operating expenses	$7,733	$7,693	$40	0.5%

Earnings Per Share and Share Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income (loss)	$(106)	$453

Denominator:
Weighted-average shares	857	859
Deferred compensation obligations	—	1
Vested portion of restricted units	6	5
Denominator for basic earnings (loss) per share	863	865

Effect of dilutive securities:
Restricted units	—	4
Stock options	—	—
Denominator for diluted earnings (loss) per share	863	869

Basic earnings (loss) per share	$(0.12)	$0.52

Diluted earnings (loss) per share	$(0.12)	$0.52

Detail of shares outstanding as of December 31, 2019:

Class A shares	156
Class B shares	701
Total shares outstanding	857

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$46,493	$43,593	$2,900	6.7%
International Package	14,220	14,442	(222)	(1.5)%
Supply Chain & Freight	13,381	13,826	(445)	(3.2)%
Total revenue	74,094	71,861	2,233	3.1%

Operating expenses:
Compensation and benefits	38,908	37,235	1,673	4.5%
Other	27,388	27,602	(214)	(0.8)%
Total operating expenses	66,296	64,837	1,459	2.3%

Operating profit:
U.S. Domestic Package	4,164	3,643	521	14.3%
International Package	2,657	2,529	128	5.1%
Supply Chain & Freight	977	852	125	14.7%
Total operating profit	7,798	7,024	774	11.0%

Other income (expense):
Other pension income (expense)	(1,622)	(490)	(1,132)	N/A
Investment income and other	129	90	39	43.3%
Interest expense	(653)	(605)	(48)	7.9%
Total other income (expense)	(2,146)	(1,005)	(1,141)	113.5%

Income before income taxes	5,652	6,019	(367)	(6.1)%

Income tax expense (benefit)	1,212	1,228	(16)	(1.3)%

Net income	$4,440	$4,791	$(351)	(7.3)%

Net income as a percentage of revenue	6.0%	6.7%

Per share amounts:
Basic earnings per share	$5.14	$5.53	$(0.39)	(7.1)%
Diluted earnings per share	$5.11	$5.51	$(0.40)	(7.3)%

Weighted-average shares outstanding:
Basic	864	866	(2)	(0.2)%
Diluted	869	870	(1)	(0.1)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$4,369	$3,878	$491	12.7%
International Package (1)	2,779	2,605	174	6.7%
Supply Chain & Freight (1)	1,002	901	101	11.2%
Total operating profit (1)	8,150	7,384	766	10.4%

Total other income (expense) (2)	$241	$622	$(381)	(61.3)%
Income before income taxes (1) (2)	$8,391	$8,006	$385	4.8%
Net income (3)	$6,543	$6,301	$242	3.8%

Basic earnings per share (3)	$7.57	$7.28	$0.29	4.0%
Diluted earnings per share (3)	$7.53	$7.24	$0.29	4.0%

(1) 2019 operating profit and consolidated income before income taxes exclude the impact of $255 million of transformation strategy costs, that reflect other employee benefits costs of $166 million and other costs of $89 million. These costs are allocated between the U.S. Domestic Package segment ($108 million), International Package segment ($122 million) and Supply Chain & Freight segment ($25 million).

2019 operating profit and consolidated income before income taxes exclude the impact of an increase in reserves for legal contingencies and legal expenses of $97 million. This cost is allocated to the U.S. Domestic Package segment.

2018 operating profit and consolidated income before income taxes exclude the impact of $360 million of transformation costs, which includes voluntary retirement plan severance costs of $262 million, and other costs of $98 million. These costs are allocated between the U.S. Domestic Package segment ($235 million), International Package segment ($76 million) and Supply Chain & Freight segment ($49 million).

(2) 2019 total other income (expense) and consolidated income before income taxes exclude the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $2.387 billion

2018 total other income (expense) and consolidated income before income taxes exclude the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $1.627 billion

(3) 2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1) and (2), which decreased net income by $2.103 billion.

2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1) and (2), which decreased net income by $1.510 billion.
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$8,479	$7,618	$861	11.3%
Deferred	5,180	4,752	428	9.0%
Ground	32,834	31,223	1,611	5.2%
Total U.S. Domestic Package	46,493	43,593	2,900	6.7%
International Package:
Domestic	2,836	2,874	(38)	(1.3)%
Export	10,837	10,973	(136)	(1.2)%
Cargo and Other	547	595	(48)	(8.1)%
Total International Package	14,220	14,442	(222)	(1.5)%
Supply Chain & Freight:
Forwarding	5,867	6,580	(713)	(10.8)%
Logistics	3,435	3,234	201	6.2%
Freight	3,265	3,218	47	1.5%
Other	814	794	20	2.5%
Total Supply Chain & Freight	13,381	13,826	(445)	(3.2)%
Consolidated	$74,094	$71,861	$2,233	3.1%

Consolidated volume (in millions)	5,536	5,231	305	5.8%

Operating weekdays	253	253	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,889	1,542	347	22.5%
Deferred	1,622	1,432	190	13.3%
Ground	15,176	14,498	678	4.7%
Total U.S. Domestic Package	18,687	17,472	1,215	7.0%
International Package:
Domestic	1,721	1,723	(2)	(0.1)%
Export	1,472	1,482	(10)	(0.7)%
Total International Package	3,193	3,205	(12)	(0.4)%
Consolidated	21,880	20,677	1,203	5.8%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$17.74	$19.53	$(1.79)	(9.2)%
Deferred	12.62	13.12	(0.50)	(3.8)%
Ground	8.55	8.51	0.04	0.5%
Total U.S. Domestic Package	9.83	9.86	(0.03)	(0.3)%
International Package:
Domestic	6.51	6.59	(0.08)	(1.2)%
Export	29.10	29.27	(0.17)	(0.6)%
Total International Package	16.93	17.08	(0.15)	(0.9)%
Consolidated	$10.87	$10.98	$(0.11)	(1.0)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Twelve Months Ended				Currency
	December 31			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.51	$6.59	(1.2)%	$0.26	$6.77	2.7%
Export	29.10	29.27	(0.6)%	0.32	29.42	0.5%
Total International Package	$16.93	$17.08	(0.9)%	$0.28	$17.21	0.8%

Consolidated	$10.87	$10.98	(1.0)%	$0.04	$10.91	(0.6)%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Twelve Months Ended				Currency
	December 31			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$46,493	$43,593	6.7%	$—	$46,493	6.7%
International Package	14,220	14,442	(1.5)%	232	14,452	0.1%
Supply Chain & Freight	13,381	13,826	(3.2)%	75	13,456	(2.7)%
Total revenue	$74,094	$71,861	3.1%	$307	$74,401	3.5%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Twelve Months Ended				Currency
	December 31				Neutral
	2019*	2018*	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$4,369	$3,878	12.7%	$—	$4,369	12.7%
International Package	2,779	2,605	6.7%	(70)	2,709	4.0%
Supply Chain & Freight	1,002	901	11.2%	8	1,010	12.1%
Total operating profit	$8,150	$7,384	10.4%	$(62)	$8,088	9.5%
* Amounts adjusted for Transformation strategy costs, legal contingencies and legal expenses
** Amounts adjusted for Transformation strategy costs, legal contingencies, legal expenses and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2019	2018	Change	% Change
LTL revenue (in millions)	$2,679	$2,706	$(27)	(1.0)%
LTL revenue per LTL hundredweight	$26.54	$25.52	$1.02	4.0%

LTL shipments (in thousands)	9,281	9,720	(439)	(4.5)%
LTL shipments per day (in thousands)	36.7	38.4	(1.7)	(4.5)%

LTL gross weight hauled (in millions of pounds)	10,096	10,605	(509)	(4.8)%
LTL weight per shipment (in pounds)	1,088	1,091	(3)	(0.3)%

Operating weekdays	253	253	—	0.0%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$1,838	$1,732	$106	6.1%
Depreciation and amortization	2,360	2,207	153	6.9%
Purchased transportation	12,590	13,409	(819)	(6.1)%
Fuel	3,289	3,427	(138)	(4.0)%
Other occupancy	1,392	1,362	30	2.2%
Other expenses	5,919	5,465	454	8.3%
Total other operating expenses	$27,388	$27,602	$(214)	(0.8)%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income	$4,440	$4,791

Denominator:
Weighted-average shares outstanding	859	860
Deferred compensation arrangements	—	1
Vested portion of restricted shares	5	5
Denominator for basic earnings per share	864	866

Effect of dilutive securities:
Restricted shares	5	4
Stock options	—	—
Denominator for diluted earnings per share	869	870

Basic earnings per share	$5.14	$5.53

Diluted earnings per share	$5.11	$5.51

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets - December 31, 2019 and December 31, 2018
(unaudited)

	December 31, 2019	December 31, 2018
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$5,741	$5,035
Other current assets	11,362	11,175
Total Current Assets	17,103	16,210
Property, Plant and Equipment	59,727	54,488
Less accumulated depreciation and amortization	29,245	27,912
	30,482	26,576
Other Assets	10,272	7,230
	$57,857	$50,016

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$15,413	$14,087
Long-Term Debt	21,818	19,931
Pension and Postretirement Benefit Obligations	10,601	8,347
Deferred Taxes, Credits and Other Liabilities	6,742	4,614
Shareowners' Equity	3,283	3,037
	$57,857	$50,016

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	December 31
Cash flows from operating activities	$8,639
Cash flows used in investing activities	(6,061)
Cash flows used in financing activities	(1,727)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	20
Net increase/(decrease) in cash and cash equivalents and restricted cash	$871

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (non-GAAP measures)
Preliminary
Year-to-Date
(amounts in millions)	December 31
Cash flows from operating activities	$8,639
Capital expenditures	(6,380)
Principal repayments of capital lease obligations	(140)
Adjusted Capital Expenditures (non-GAAP measure)	$(6,520)
Proceed from disposal of PP&E	65
Net change in finance receivables	13
Other investing activities	(75)
Adjusted free cash flow (non-GAAP measure)	$2,122
Discretionary pension contributions	2,000
Adjusted free cash flow (non-GAAP measure) excluding discretionary pension contributions	$4,122

Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of December 31, 2019
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	64	2	8	—
Boeing 767-300BCF	3	—	1	—
Boeing 767-300BDSF	2	—	2	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	—	5	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	15	—	13	—
Other	—	309	—	—

Total	261	311	29	—